EXHIBIT 2

EarthWeb Inc.
Education Courseware Business
Income Statements
Year Ended 12-31-99 and Nine Months Ended 9-30-00
( $ in Thousands )


Below is the historical revenue and an estimation of expenses of EarthWeb's Education Courseware business for each of the four quarters ended December 31, 1999 and for the three quarters ended September 30, 2000.



                                                                                        Year
                               1999       1999        1999        1999                  Ended
                               Q 1         Q 2         Q 3        Q 4             December 31, 1999
                            ----------------------------------------------      ----------------------



Revenue                           $120        $272        $727     $1,163                      $2,282
Cost of Revenues                    69         157         421        615                       1,262
                            ----------------------------------------------      ----------------------
Gross Profit                        51         115         306        548                       1,020
                            ----------------------------------------------      ----------------------
Gross Profit Percentage            43%         42%         42%        47%                         45%

Operating Expenses:
Product Development                  1           1           4         14                          20
Sales and Marketing                 43         201         249        300                         793
General and Administrative          12         206         106        125                         449
Depreciation                         0           1           1          1                           3
                            ----------------------------------------------      ----------------------
Total Operating Expenses            56         409         360        440                       1,265
                            ----------------------------------------------      ----------------------

Loss From Operations               ($5)      ($294)       ($54)      $108                       ($245)
                            ==============================================      ======================

                            ----------------------------------------------      ----------------------
EBITA (a)                          ($5)      ($294)       ($54)      $108                       ($245)
                            ==============================================      ======================

                            ----------------------------------------------      ----------------------
EBITDA (b)                         ($5)      ($293)       ($53)      $109                       ($242)
                            ==============================================      ======================



                                                                                    Nine
                                                                                   Months
                                        2000       2000       2000                 Ended
                                        Q 1        Q 2        Q 3            September 30, 2000
                                     ---------------------------------     -----------------------

Revenue                                  $1,332       $930       $953                      $3,215
Cost of Revenues                            942        617        749                       2,308
                                     ---------------------------------     -----------------------
Gross Profit                                390        313        204                         907
                                     ---------------------------------     -----------------------
Gross Profit Percentage                     29%        34%        21%                         28%

Operating Expenses:
Product Development                           0          0          8                           8
Sales and Marketing                         449        382        306                       1,137
General and Administrative                  121        116         80                         317
Depreciation                                  1          1          1                           3
                                     ---------------------------------     -----------------------
Total Operating Expenses                    571        499        395                       1,465
                                     ---------------------------------     -----------------------

Loss From Operations                      ($181)     ($186)     ($191)                      ($558)
                                     =================================     =======================

                                     ---------------------------------     -----------------------
EBITA (a)                                 ($181)     ($186)     ($191)                      ($558)
                                     =================================     =======================

                                     ---------------------------------     -----------------------
EBITDA (b)                                ($180)     ($185)     ($190)                      ($555)
                                     =================================     =======================




(a) EBITA is calculated by adding back interest, taxes and amortization to net loss
(b) EBITDA is calculated by adding back interest, taxes, depreciation and amortization to net loss